UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2012

UDR, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado		80129
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (720) 283-6120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.

On June 4, 2012, UDR, Inc., a Maryland corporation (the “Company”), closed the underwritten public offering (the “Offering”) of 21,850,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a public offering price of $25.70 per share, pursuant to an Underwriting Agreement dated May 30, 2012, among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, acting as representatives of the several underwriters listed on Schedule A thereto (collectively, the “Underwriters”), a copy of which is filed herewith as Exhibit 1.1 and incorporated herein by reference (the “Underwriting Agreement”). Pursuant to the Underwriting Agreement, the Underwriters received an underwriting discount equal to $1.028 per share of Common Stock. As part of the Offering, the Company also granted the Underwriters a 30-day option to purchase up to an additional 2,850,000 shares of Common Stock, which the Underwriters exercised on May 30, 2012.

Pursuant to the Underwriting Agreement, subject to certain exceptions, the Company, its directors and certain of its officers have agreed not to sell or otherwise dispose of any of the Company’s common stock held by them for a period ending 60 days after the date of the Underwriting Agreement without first obtaining the written consent of the representatives.

Morrison & Foerster LLP, as counsel to the Company, has issued its opinion with respect to the legality of the Shares issued pursuant to the Underwriting Agreement and with respect to certain U.S. federal income tax matters, which opinions are attached hereto and incorporated herein by reference as Exhibits 5.1 and 8.1, respectively. Kutak Rock LLP has issued its opinion with respect to certain U.S. federal income tax matters, which opinion is attached hereto and incorporated herein by reference as Exhibit 8.2.

ITEM 8.01	Other Events.

On May 30, 2012, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 30, 2012, among the Company and the Underwriters.

5.1	Opinion of Morrison & Foerster LLP.

8.1	Tax Opinion of Morrison & Foerster LLP.

8.2	Tax Opinion of Kutak Rock LLP.

23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1 and Exhibit 8.1).

23.2	Consent of Kutak Rock LLP (included in Exhibit 8.2).

99.1	Press Release, dated May 30, 2012.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, INC.

Date: June 4, 2012	/s/ Warren L. Troupe
Name: Warren L. Troupe
Title: Senior Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 30, 2012, among the Company and the Underwriters.

5.1	Opinion of Morrison & Foerster LLP.

8.1	Tax Opinion of Morrison & Foerster LLP.

8.2	Tax Opinion of Kutak Rock LLP.

23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1 and Exhibit 8.1).

23.2	Consent of Kutak Rock LLP (included in Exhibit 8.2).

99.1	Press Release, dated May 30, 2012.